UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

KENNETH COLE PRODUCTIONS, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-13082 (Commission file number)	13-3131650 (I.R.S. Employer Identification Number)

603 West 50th Street, New York, NY (Address of principal executive offices)		10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 265-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On September 24, 2012, Kenneth Cole Productions, Inc., a New York corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to adopt the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, KCP Holdco, Inc., a Delaware corporation (“Parent”), and KCP Mergerco, Inc., a New York corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”) and approve the merger contemplated thereby (the “Merger”). On September 25, 2012, the Company completed the Merger pursuant to the terms of the Merger Agreement. As a result of the Merger, the Company is now wholly owned by Parent, which was formed by Kenneth D. Cole, Chairman and Chief Creative Officer of the Company.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2012, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its Class A Common Stock from listing on the NYSE. On September 26, 2012, the NYSE filed with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Class A Common Stock. In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Class A Common Stock, requesting that the Class A Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Class A Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to the Rights of Security Holders.

As of the effective time of the Merger, each share of the Company’s common stock (other than shares owned by the Company, Mr. Cole, Parent, Merger Sub and their respective affiliated entities) was converted into the right to receive $15.25 in cash, without interest and subject to any applicable withholding taxes.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, the Merger was completed on September 25, 2012 upon the filing of a Certificate of Merger with the Secretary of State of the State of New York, at which time Merger Sub merged with and into the Company, with the Company surviving the Merger as a subsidiary of Parent.

The aggregate consideration paid in connection with the Merger was approximately $165,000,000, which consideration was funded by equity financing from Parent, Company cash on hand and debt financing.

The foregoing summary of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the press release announcing the results of the Special Meeting and the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the following members of the Company’s board of directors resigned at the effective time of the Merger: Paul Blum, Michael J. Blitzer, Robert C. Grayson, Denis F. Kelly and Philip R. Peller.

Kenneth D. Cole remains a director of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the closing of the Merger, the certificate of incorporation and by-laws of the Company, as in effect immediately prior to the effective time of the Merger, were amended in accordance with applicable law to reflect the form of certificate of incorporation and by-laws attached as exhibits to the Merger Agreement. A copy of the restated certificate of incorporation and amended and restated by-laws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 24, 2012, the Company held the Special Meeting to approve the Merger and adopt the previously disclosed Merger Agreement. Holders of Class A Common Stock as of August 23, 2012 (the “Record Date”) had one vote for each share of Class A Common Stock owned by such stockholder as of the close of business on the Record Date. Holders of Class B Common Stock as of the Record Date had ten votes for each share of Class B Common Stock owned by such stockholder as of the close of business on the record date.

Approval of the Merger and adoption of the Merger Agreement required the affirmative vote of (1) two-thirds of the aggregate voting power of the outstanding shares of the Company’s common stock, in accordance with New York law (the “Stockholder Vote”) and (2) a majority of the outstanding shares of Class A Common Stock not beneficially owned by Mr. Cole, certain related entities and trusts for the benefit of Mr. Cole’s family members set forth in Exhibit A to the Merger Agreement, or any of their affiliates or associates, in accordance with the terms of the Merger Agreement (the “Unaffiliated Stockholder Vote”).

According to the preliminary report of the inspector of elections, at the Special Meeting the Merger was approved and the Merger Agreement was adopted by the stockholders of the Company. The Merger was approved and the Merger Agreement was adopted by approximately 98% of the aggregate voting power of the outstanding shares of the Company’s common stock, and by holders of approximately 80% of the shares of Class A Common Stock not beneficially owned by Mr. Cole or his affiliated entities. A second proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, was not needed.

A preliminary tally of the votes for the Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,593,261	17,728	629	N/A

A preliminary tally of the votes for the Unaffiliated Stockholder Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,051,638	17,728	629	N/A

In addition, the company’s stockholders also approved the non-binding, advisory proposal regarding compensation that may become payable to the Company’s named executive officers in connection with the merger (the “Non-Binding Merger-Related Compensation Vote”).

A preliminary tally of the votes for the Non-Binding Merger-Related Compensation Vote is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,998,758	560,864	51,996	N/A

Item 9.01.	Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 6, 2012, between Kenneth Cole Productions, Inc., KCP Holdco, Inc., and KCP Mergerco, Inc. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Kenneth Cole Productions, Inc. filed on June 6, 2012.)

3.1	Restated Certificate of Incorporation of the Company, adopted September 25, 2012.

3.2	Amended and Restated By-laws of the Company, adopted September 25, 2012.

Exhibit No.	Description

99.1	Press Release announcing the results of the Special Meeting and the completion of the Merger, dated September 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2012

KENNETH COLE PRODUCTIONS, INC.

By:	/s/ David P. Edelman
Name:	David P. Edelman
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)